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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 30, 2004


                        ALLBRITTON COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)


       Delaware              Commission file number:         74-1803105
    (State or other                 333-02302               (I.R.S. employer
     jurisdiction of                                         identification no.)
     incorporation or
     organization)

                          808 Seventeenth Street, N.W.
                                    Suite 300
                           Washington, D.C. 20006-3910
                    (Address of principal executive offices)


Registrant's telephone number, including area code: 202-789-2130


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
Appointment of Principal Officers


     By letter dated September 30, 2004, Lawrence I. Hebert, a Vice Chairman and member of the Board of Directors of Allbritton Communications Company, resigned his positions effective as of the same date.





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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ALLBRITTON COMMUNICATIONS COMPANY

                                                           (Registrant)






     October 6, 2004                          /s/ Stephen P. Gibson
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          Date                              Name: Stephen P. Gibson
                                            Title: Senior Vice President
                                                   and Chief Financial Officer





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